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                                HYBRID NETWORKS, INC.

                           EXECUTIVE OFFICER INCENTIVE PLAN

                          As Adopted as of December 20, 1995

                               As Amended July 18, 1996

                               As Amended July 16, 1997

                            As Amended September 16, 1997

     1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate the Company's Chief Executive Officer and, at the discretion of the Company's Board of Directors, other senior executive officers of the Company, by offering them an opportunity to participate in the Company's future performance through awards of Options. Capitalized terms not defined in the text are defined in Section 22.

     2.  SHARES SUBJECT TO THE PLAN.

          2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 16, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 2,079,000 Shares. Subject to Sections 2.2 and 16, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option or (b) are subject to an Award that otherwise terminates without Shares being issued.

          2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan and (b) the Exercise Prices of and number of Shares subject to outstanding Options; PROVIDED, HOWEVER, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee and PROVIDED, FURTHER, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

     3. ELIGIBILITY. Only the Company's Chief Executive Officer and other senior executive officers are eligible for the grants of Awards under the Plan.

     4.  ADMINISTRATION.

          4.1 COMMITTEE AUTHORITY. The Plan shall be administered by the Committee or the Board acting as the Committee, which Committee shall not include any Participant. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

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          (a)  construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

          (b) prescribe, amend and rescind rules and regulations relating to the Plan;

          (c)  select eligible persons to receive Awards;

          (d)  determine the terms of Awards;

          (e)  determine the number of Shares subject to Awards;

          (f) determine whether Awards will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

          (g)  grant waivers of Plan or Award conditions;

          (h)  determine the vesting, exercisability and payment of Awards;

          (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

          (j)  determine whether an Award has been earned; and

          (k) make all other determinations necessary or advisable for the administration of the Plan.

          4.2 COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

          4.3 EXCHANGE ACT REQUIREMENTS. If the Company is subject to the Exchange Act, the Company will take appropriate steps to comply with the disinterested director requirements of Section 16(b) of the Exchange Act, including but not limited to, the appointment by the Board of a Committee consisting of not less than two persons (who are members of the Board), each of whom is a Disinterested Person.

     5. OPTIONS. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:


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          5.1  FORM OF OPTION GRANT.  Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO ("STOCK OPTION AGREEMENT"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

          5.2 DATE OF GRANT. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3 EXERCISE PERIOD. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; PROVIDED, HOWEVER, that (i) no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, (ii) no Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") shall be exercisable after the expiration of five
(5) years from the date the Option is granted and (iii) the right to exercise any Option shall vest at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines, subject to the foregoing limitations.

          5.4 EXERCISE PRICE. The Exercise Price shall be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of the Plan.

          5.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          5.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

          (a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the


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               Termination Date (or such shorter time period as may be
               specified in the Stock Option Agreement), but in any event, no later than the expiration date of the Options; it is provided, however, that, notwithstanding anything to the contrary in this Section 5.6 or in Section 5.3, in the event that, during the term of your employment by the Company, the Company enters into a "Change of Control Transaction" (as defined below) and Participant's responsibilities and position with the Company are materially diminished, Participant's Options shall become exercisable on the date on which such transaction is consummated and shall continue to be exercisable for a period of one year commencing with the date on which such transaction is consummated. As used above, the term "Change of Control Transaction means (i) any merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company) (ii) a dissolution or liquidation of the Company, (iii) the sale of substantially all of the assets of the Company, (iv) any sale of all or a majority of the outstanding shares of the Company in any transaction or series of transactions to any persons who, prior to the transactions or series of transactions, were not Affiliates of the Company and (v) any similar transactions or series of transactions whereby a person or group of persons who were not, prior thereto, Affiliates of the Company acquire control of the Company.

          (b) If the Participant is terminated because of death or Disability (or the Participant dies within three months of such termination), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve
               (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options.

          5.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

          5.8 LIMITATIONS ON ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are


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exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

          5.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; PROVIDED, HOWEVER, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price. PROVIDED, FURTHER, that the Exercise Price shall not be reduced below the par value of the Shares, if any.

          5.10 NO DISQUALIFICATION. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

     6.  PAYMENT FOR SHARE PURCHASES.

          6.1 PAYMENT. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

          (a) by cancellation of indebtedness of the Company to the Participant;

          (b) by surrender of Shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Participant in the public market;

          (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; PROVIDED, HOWEVER, that Participants who are not employees of the Company shall not be entitled to purchase Shares


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               with a promissory note unless the note is adequately secured by collateral other than the Shares; PROVIDED, FURTHER, that the portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash.

          (d) by waiver of compensation due or accrued to Participant for services rendered;

          (e)  by tender of property;

          (f)  provided that a public market for the Company's stock exists:

          (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company;

    or

          (g)  by any combination of the foregoing.

          6.2 LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     7. WITHHOLDING TAXES. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax
               Date;

          (b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;


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          (c)  all elections shall be subject to the consent or disapproval of the Committee;

          (d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten
               (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

          (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     8.  PRIVILEGES OF STOCK OWNERSHIP.

          8.1 VOTING AND DIVIDENDS. No Participant shall have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; PROVIDED, that if such Shares are subject to resale restrictions under applicable federal, state or foreign securities laws ("RESTRICTED STOCK"), then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock.

          8.2 FINANCIAL STATEMENTS. The Company shall provide financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; PROVIDED, HOWEVER, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     9. TRANSFERABILITY. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.


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     10.  RESTRICTIONS ON SHARES.  At the discretion of the Committee, the
Company may reserve to itself and/or its assignee(s) in the Award Agreement
(a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party.

     11. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

     12. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; PROVIDED, HOWEVER, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a prorata basis as the promissory note is paid.

     13. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

     14. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state


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securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

     15. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     16.  CORPORATE TRANSACTIONS.

          16.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or
(d) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (EXCEPT for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation (if any), which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards).

          In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 16.1, such Options shall expire on such transaction at such time and on such conditions as the Board shall determine.

          16.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 16, in the event of the occurrence of any transaction described in Section 16.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

          16.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the


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Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (EXCEPT that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     17. ADOPTION AND SHAREHOLDER APPROVAL. The Plan shall become effective on the date that it is adopted by the Board (the "EFFECTIVE DATE"). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Award shall be cancelled and any purchase of Shares hereunder shall be rescinded. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.

     18. TERM OF PLAN. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval.

     19. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; PROVIDED, HOWEVER, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder.

     20. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     21. GOVERNING LAW. The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by, and construed in accordance with, the laws of the State of California excluding that body of law pertaining to conflict of laws.

     22. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

          "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          "AWARD" means any Option granted under the Plan.

          "AWARD AGREEMENT" means, with respect to each Award, the signed Stock Option Agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "BOARD" means the Board of Directors of the Company (excluding any Participant).

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMITTEE" means the committee appointed by the Board in accordance with Section 4.1 to administer the Plan, or if no committee is appointed, the Board.

          "COMPANY" means Hybrid Networks, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

          "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

          "DISINTERESTED PERSON" means a director who has not, during the period that person is a member of the Committee and for one year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

      (a) if such Common Stock is then quoted on the NASDAQ National Market System, its last reported sale price on the NASDAQ National


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

           Market System or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

      (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

      (c) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

      (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

           "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

          "OPTION" means an Award of an option to purchase Shares pursuant to
Section 5.

          "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "PARTICIPANT" means a person who receives an Award under the Plan.

          "PLAN" means this Hybrid Networks, Inc. Executive Officer Incentive Plan, as amended from time to time.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SHARES" means shares of the Company's Common Stock $0.001 par value, as adjusted pursuant to Section 2, and any successor security.

          "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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

          "TERMINATION" or "TERMINATED" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, PROVIDED, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").


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